UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The new breed of
global companies:
creative, nimble,
networked

Special feature page 6 New Perspective Fund® Annual report for the year ended September 30, 2016

New Perspective Fund seeks to provide you with long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature
6	The new breed of global companies: creative, nimble, networked

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
35	Board of trustees and other officers

Fellow investors:

In a highly volatile period marked by large swings in investor sentiment, New Perspective Fund generated solid gains for the 12-month period ended September 30, 2016.

The fund returned 10.91% for investors who reinvested dividends totaling 26 cents per share and a capital gain of $1.95 paid in December 2015. This return trailed the 11.96% increase recorded by the fund’s primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures returns for equity markets in 46 countries.

The fund outpaced its peers, as reflected by the Lipper Global Funds Index, which advanced 10.65%. Over longer time frames, its results compare favorably to the benchmark and peer group, as shown in the table below.

Strong gains amid volatile markets

World markets enjoyed significant gains during the fund’s fiscal year, supported by moderate U.S. economic growth and aggressive central bank stimulus measures in Europe and Japan. Concerns about China’s slowing economy, the United Kingdom’s vote to leave the European Union and the prospect of higher U.S. interest rates dampened investor sentiment at various times. Oil prices rebounded from multiyear lows, improving the outlook for the hard-hit energy sector.

The 12 months were marked by periods of extreme volatility, starting in December 2015 when the U.S. Federal Reserve raised interest rates for the first time in nearly a decade. Markets generally took that well-telegraphed move in stride. However, stocks plummeted in January

Results at a glance

For periods ended September 30, 2016, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	10.91%	12.94%	6.80%	12.11%
MSCI ACWI[1,2]	11.96	10.63	4.34	—	[3]
Standard & Poor’s 500 Composite Index[4]	15.43	16.37	7.24	10.26
Lipper Global Funds Index[5]	10.65	11.03	4.36	—	[5]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P source: S&P Dow Jones Indices LLC.
[5]	The Lipper Global Funds Index began operations on December 31, 1983. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

New Perspective Fund	1

Largest equity holdings

Equity	Percent of net assets
Amazon	4.4%
Novo Nordisk	3.6
TSMC	2.0
Naspers	1.8
Microsoft	1.7
Regeneron Pharmaceuticals	1.6
ASML	1.6
Priceline Group	1.6
AIA Group	1.5
Alphabet	1.5

and early February amid worries about China’s slowing growth and falling oil prices. Government stimulus measures in China and improving U.S. employment and housing numbers helped to calm investor nerves, ultimately resulting in a strong market rebound. Global equities generally resumed an upward march until mid-summer.

Much ado about Brexit

On June 23, U.K. voters shocked the world by approving a ballot measure to withdraw from the European Union, becoming the first established member to abandon the 28-nation bloc. The so-called Brexit decision raised questions about EU stability and fueled fears of recession. British Prime Minister David Cameron resigned and was replaced by Theresa May. Dismissing talk of a revote, May vowed that the U.K. will move forward with the withdrawal process, which is expected to take at least two years.

Markets fell sharply in the days after the Brexit vote, however most of the losses were recovered in short order as the British and European economies appeared to suffer few immediate consequences. By August, several indexes had reached new highs, boosted by additional monetary stimulus measures and continuing signs of strength in the U.S. economy. In addition, Japan’s government unveiled a ¥28 trillion fiscal stimulus package. For the 12-month period, U.S. stocks rose 15.12%*. Overseas, equities in Japan and the euro zone gained 12.13% and 2.79%, respectively. In aggregate, emerging markets generated the best returns, advancing 16.78%. Brazil was a standout, recording an uptick of 57.55%.

All sectors post gains

Every sector in the MSCI ACWI generated positive returns for the 12-month period, led by a 24% increase in materials. This is largely a reversal from the previous fiscal year when rapidly declining commodities prices hurt the returns of companies in both the energy and materials sectors. The rebound is due, in part, to a stabilizing outlook for China’s economy, improving economic activity in the U.S. and indications that prices for certain key commodities — namely oil — may have reached bottom.

Information technology stocks also rallied, rising 23%. Many of the world’s biggest tech companies reported better-than-expected earnings, benefiting from a shift toward cloud-based computing and rising advertising revenues. Financials and health care stocks lagged the broader market, gaining 5% and 4%, respectively. Bank profits were pressured by low and even negative interest rates in Europe and Japan. Health care companies came under pressure following political criticism of drug pricing practices, especially in the run-up to the U.S. presidential election.

Inside the portfolio

Select investments in the consumer discretionary sector produced strong returns during the fund’s fiscal year. E-commerce giant Amazon, the largest holding in the fund as well as the biggest contributor to returns, soared 63.6%. Amazon shares rose steadily throughout most of the period, supported by stronger online sales and record-high profits. South African media conglomerate Naspers advanced 38.1% amid investor optimism for the company’s stake in Tencent, China’s large and fast-growing internet service provider.

Information technology stocks also contributed, in particular companies that benefited from global demand for wireless devices and mobile gaming. Shares of TSMC (Taiwan Semiconductor Manufacturing Company) were up 43.3% following the successful launch of Apple’s new iPhone 7. The company is a major supplier of microchips for Apple, Samsung and other mobile device makers. Japan’s Nintendo climbed 56.6%, capitalizing on the value of its intellectual property, including the soaring popularity of the Pokémon Go mobile game.

Several health care holdings declined, pressured by intense political criticism of escalating drug prices, as well as a number of clinical trial disappointments. Novo Nordisk, the world’s largest provider of insulin products, dropped 22.6%. The company lowered its profit outlook for the year due to fierce competition in key markets. A long-term holding in the fund, it remains an attractive investment given its leadership position in the global insulin market and the rapid growth of diabetes-related illnesses around the world. Regeneron, Vertex and Bayer also experienced losses.

Elsewhere in the portfolio, Associated British Foods was a significant detractor, registering a loss of 33.5%. The international food giant’s share price deteriorated amid Brexit-related worries and a moderate decline in sales at its Primark retail stores. Shares of U.K.-based television and broadband company Liberty Global decreased on Brexit fears and concerns about its debt levels following a series of acquisitions.

2	New Perspective Fund

Looking ahead

Given the unusually high volatility during the last 12 months, we are proud of the fund’s absolute results and remain committed to exceeding benchmark returns over the long term. While we maintain a positive outlook for global economic growth heading into fiscal 2017, we believe the markets will continue to experience significant periods of instability. Uncertainty over the direction of U.S. monetary policy, the U.K.’s departure from the EU, China’s uneasy transition to a consumer-based economy and other challenges will likely rattle financial markets and leave many investors nervous.

At such times, it is important to remember that volatility can be an investor’s friend. We think of it as an opportunity to consider the longer term prospects of companies with healthy balance sheets that may be struggling in the face of temporary market pressures, as well as to search for potential new investments that may be undervalued. Our goal is to see through the uncertainty and focus on the fundamental outlook for each company that we are evaluating.

Thank you for your commitment to New Perspective Fund. We look forward to reporting to you again in six months.

Sincerely,

Robert W. Lovelace
President

November 9, 2016

For current information about the fund, visit americanfunds.com.

*	Unless otherwise indicated, country and region returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

Where the fund’s assets are invested

(percent invested by country of domicile)

	September 30
	2016	2015

The Americas	51.8%	49.9%
United States	49.0	48.1
Canada	1.8	1.2
Brazil	.6	.4
Mexico	.4	.2

Europe	25.0	27.0
Euro zone*	11.6	10.8
United Kingdom	5.7	6.7
Denmark	4.0	5.4
Switzerland	2.9	3.5
Sweden	.7	.5
Norway	.1	.1

Asia/Pacific Basin	14.1	12.6
Japan	6.8	6.8
Hong Kong	2.1	1.8
Taiwan	2.0	1.3
India	1.4	1.2
South Korea	1.0	.9
Australia	.5	.3
Singapore	.2	.2
China	.1	.1

Other	2.4	1.8

Short-term securities & other assets less liabilities	6.7	8.7

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Belgium, Finland, France, Germany, Ireland, the Netherlands and Spain.

New Perspective Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested dividends of $184,121 and reinvested capital gain distributions of $586,186.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.
[5]	From March 13, 1973, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	For the period March 13, 1973, commencement of operations, through September 30, 1973.

4	New Perspective Fund

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, New Perspective Fund has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

New Perspective Fund	5

The new breed of global companies: creative, nimble, networked

6	New Perspective Fund

“For technology companies, the barriers to entry are lower because there are no distribution expenses. The smartphone or tablet is the distribution mechanism.”

Portfolio manager Rob Lovelace

There’s been a dramatic shift in the past decade as innovative, idea-driven enterprises have risen to prominence. Speed of product adoption is faster, marketing muscle is essential, global distribution networks are crucial and competition is fierce.

The face of global business is rapidly changing. Sure, ExxonMobil, Coca-Cola and McDonald’s are still giants in their respective industries. But a host of new global companies is rapidly emerging. Many of these are “idea” companies — think Amazon or Google — or firms with a unique solution to a worldwide dilemma, such as growing rates of diabetes or cancer.

Often called multinationals, these companies play a vital role in the global economy. They account for 80% of trade, 75% of private sector research and development, and 40% of productivity growth, according to a 2015 report by management consulting firm McKinsey & Company.

Moreover, huge strides in technology and communications, as well as changing demographic patterns, are creating paradigm shifts in the way companies are organized and do business.

Product innovation and design are no longer solely the purview of firms headquartered in the United States and Europe. Research and development (R&D) centers are increasingly being established in places such as Bangalore and São Paulo. Marketing budgets for China or India can be larger than for Italy or Spain. As the investment universe evolves, so does our approach to researching and investing in these companies.

Technology as game changer

Technology has been a clear and powerful game changer. Product adoption is swift, and the pace is quickening. It took four years for Apple’s iPod to amass 50 million users. Facebook hit 50 million users in one year, while Twitter reached 50 million in nine months. A major advantage for many of these companies is limited distribution costs.

“For technology companies, the barriers to entry are lower because there are no distribution expenses,” says portfolio manager Rob Lovelace. “The smartphone or tablet is the distribution mechanism.”

It’s no wonder that the composition of the world’s most valuable corporations by market capitalization has changed over the past 15 years. Amazon, Apple and Alphabet (Google’s parent company) weren’t among the top 20 corporations in the MSCI ACWI (All Country World Index) in 2000. Until that time, oil, finance and consumer companies dominated the index.

While they still maintain a significant presence in the global investment landscape, technology and health care companies are increasingly showing greater profit margins.

“Profits are shifting from heavy industry to idea-intensive sectors that revolve around R&D, brands, software and algorithms. Pharmaceuticals, media, finance and

New Perspective Fund	7

information technology have the highest margins. They are developing a winner-take-all dynamic, with a wide gap between the most profitable firms and everyone else,” the McKinsey report notes.

Consumers value the quality of the services that the leading companies provide. That’s what makes Google essentially the world’s search engine and Facebook the social media platform for 1.7 billion people.

However, what comes easily can go just as easily.

“That’s why these technology companies are so focused on quality and invest so much money to improve the consumer experience,” Rob explains. “If they don’t, another company will develop a better idea that threatens their viability and their very existence. They have moats, but the moats can be shallow.”

Long runways for the right products

Technology’s impact over the last two decades has been profound. Enterprise software solutions, cloud computing and the digitization of manufacturing platforms have enabled firms to innovate products and solutions in multiple locations with faster speed to market. These advancements have also allowed companies in less developed markets to be competitive as upfront fixed costs become less important.

By building powerful digital platforms and networks, the biggest technology and tech-enabled giants have seen historic increases in users, customers, revenue and profits. In some instances marginal costs are sharply lower, allowing companies to move swiftly into new sectors and regions. For instance, an iPhone sold in New York, Shanghai or São Paulo is essentially the same product. The convergence in demand is allowing for greater economies of scale.

Almost by definition then, these companies are among the best in their industries, since they have emerged from a larger group of firms all vying for position at or near the top of the marketplace.

Global companies expand their role in financial markets

Companies represented in the FTSE Multinationals Index have grown in number and have outpaced the broader market.

FTSE Multinationals Index

Source: Thomson Reuters.

Total returns indexed to 100 in U.S. dollars

Sources: Capital Group, Thomson Reuters as of 9/30/2016. Total returns indexed to 100 as of January 31, 1994.

Source: FTSE International Limited (“FTSE”)© FTSE 2016.

Fund results shown are for Class A shares at net asset value. If a sales charge (5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

8	New Perspective Fund

“Once you’ve established these networks, there are huge economies of scale to branding and marketing.” Equity investment analyst Georges Damtsas

Portfolio manager Jody Jonsson refers to them as “global champions.” They are multinational leaders with strong balance sheets and, most of all, they are battle tested. She cites e-commerce pioneer Amazon as an example. “We’ve generally tried to avoid companies that would have to compete with it on either the retail or technology front. Being ‘Amazon-proof’ is something we look for in many of the businesses we invest in.”

In addition, these companies are better equipped to deal with economic and financial shocks than their smaller domestic counterparts, according to a 2010 study published in the Harvard Business Review. “Being part of a larger multinational network, on average, was associated with superior economic performance during the [2008–09 financial] crisis,” the report states.

That dynamic can make them stronger investments over the long term —particularly during times of economic weakness or market uncertainty.

“These are companies that have proven something by achieving a certain size and expanding globally,” says portfolio manager Steve Watson. “They have weathered the storm and come out stronger on the other side.”

The power of the network

The advantages that enable businesses to become global leaders can vary by industry. One of the most effective defenses is the creation of a strong distribution network. It is a hallmark of enduring companies like Coca-Cola, which counts its fleet of trucks and relationships with retailers and bottlers worldwide among its most valuable assets.

In much the same way, beverage companies have become global powerhouses through a series of acquisitions or joint ventures that extend their control of distribution networks. The latest significant merger involves Anheuser-Busch InBev and SABMiller, which — combined — sell roughly 30% of the world’s beer, including brands like Budweiser and Stella Artois.

The New Geography of Investing®

New Perspective Fund invests primarily in companies based in developed markets in Europe and the United States. While emerging markets make up a small portion of the fund’s investments (8%) by country of domicile, the importance of these markets becomes clear when looking at the companies in terms of where they generate revenue (31%). For this reason, it is important to have active management supported by a worldwide research operation when investing in today’s global markets.

Source: Capital Group as of 9/30/2016.

Compared with the MSCI ACWI as a percent of net assets. All figures include convertible securities.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	53%	53%
▀	Canada	2	3
▀	Europe	27	21
▀	Japan	7	8
▀	Asia-Pacific ex. Japan	3	4
▀	Emerging markets	8	11
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	40%	41%
▀	Canada	3	3
▀	Europe	18	17
▀	Japan	5	7
▀	Asia-Pacific ex. Japan	3	4
▀	Emerging markets	31	28
	Total	100%	100%

New Perspective Fund	9

“These evolving global trends make it essential that we understand exactly what’s happening at both the company and industry level.”

Portfolio manager Brady Enright

“Once you’ve established these networks, there are huge economies of scale to branding and marketing,” says equity investment analyst Georgios Damtsas. “It is the capability to create popular brands and put massive marketing budgets behind them that is one of the great competitive advantages of global companies.”

It’s no surprise then that large pharmaceutical firms are following in the steps of consumer companies. Drug manufacturers are narrowing their focus to certain diseases as the practice of medicine has become increasingly specialized.

“They’re creating a community of doctors throughout the world who are authorities on cancer or Alzheimer’s,” Rob explains. “Certain aspects of drug distribution are very old school — the sales force is knocking on doors, establishing relationships and building trust. They know that to be strong and durable over time they have to control distribution and specialize in it.”

Increasingly, big pharmaceutical companies are using their sizable cash holdings to acquire smaller firms instead of spending money on research. Mergers and acquisitions in the health care sector have been robust in recent years.

“Scientists work more efficiently in small setups; big companies then step in and

Global companies scour the world for customers

Revenue (%) by region

Novo Nordisk

Taiwan Semiconductor Manufacturing

Anheuser-Busch InBev

Amazon

Sources: Capital Group, company reports.

Note: First-half 2016 revenues shown for Anheuser-Busch InBev and Novo Nordisk. 2015 revenues shown for Amazon and Taiwan Semiconductor.

10	New Perspective Fund

buy the innovation,” says health care analyst Eu-Gene Cheah. In the process, they are strengthening their grip over their distribution network.

A springboard for innovation

Developing economies have become a tremendous force. No longer just satellite markets, they are central drivers of growth for many global companies. Worldwide, the consumer base has increased to roughly 3 billion today from 1 billion in 1980. Emerging markets consumers have fueled and reshaped demand, with young people in some countries earning more than their parents. Consumption is estimated to reach $30 trillion in 10 years — or roughly half of all global spending. Traditional measures such as GDP growth or per capita GDP are less reliable indicators of a company’s expansion prospects. That means exhaustive research is imperative.

“These evolving global trends make it essential that we understand exactly what’s happening at both the company and industry level,” says portfolio manager Brady Enright. “That way, when we see an opportunity, we can act on it with confidence.”

To thrive, these businesses must understand consumers in emerging economies and how to develop brands in those countries. For example, Nestlé and Unilever have some brands that are worldwide, such as Nespresso and Knorr, while others are produced to serve local markets. They also use global and regional supply chains.

In addition, multinationals have found success developing products in emerging markets. Unilever’s Pureit water purifier was offered in India before being sold in Brazil, Mexico, Indonesia and Nigeria. Unilever also created a Knorr-branded bouillon jelly in China that became popular around the world.

“Multinationals must be active in local markets,” Georgios relates. “They can’t afford to increase R&D just in the U.S. and Europe, and assume they will be able to export those products elsewhere.”

In the past decade alone, we’ve seen competitive dynamics shift dramatically as rapid advancements in technology and growth in emerging markets have challenged the old ways of doing business.

Cincinnati-based Procter & Gamble — home of Tide detergent, Pampers diapers and Gillette shaving products — struggled with price points and limited operations. Faced with sluggish sales growth, P&G divested brands throughout the world to boost profitability.

Some emerging markets companies have become substantial players on the global stage. Tencent, China’s social networking and online gaming giant, is one of the world’s most valuable internet businesses. It recently began expanding overseas and generates 7% of its annual revenue beyond its borders.

Huawei Technologies, another Chinese company, has grown to become the world’s largest manufacturer of telecom equipment and the third-largest producer of smartphones behind Apple and Samsung.

According to an article published by The Boston Consulting Group in early 2016, the number of companies with more than $1 billion in annual revenue increased sixfold between 2003 and 2013 to more than 1,000 in Asia. In Latin America, Africa and the Middle East, that number nearly doubled to a total of nearly 700.

For investment purposes, it means covering a burgeoning group of local competitors hoping to become the next big global players. ■

New Perspective Fund	11

Summary investment portfolio September 30, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	48.99%
Euro zone*	11.65
Japan	6.81
United Kingdom	5.68
Denmark	4.00
Switzerland	2.87
South Africa	2.30
Hong Kong	2.08
Taiwan	1.96
Other countries	6.93
Short-term securities & other assets less liabilities	6.73

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, the Netherlands and Spain.

Common stocks 93.07%	Shares	Value (000)
Information technology 20.59%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	188,632,994	$1,106,287
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	90,381
Microsoft Corp.	18,508,800	1,066,107
ASML Holding NV1	6,292,109	689,987
ASML Holding NV (New York registered)	2,759,470	302,383
Alphabet Inc., Class C2	718,054	558,136
Alphabet Inc., Class A2	408,000	328,057
Broadcom Ltd.	4,797,200	827,613
Facebook, Inc., Class A2	6,218,000	797,583
Nintendo Co., Ltd.[1]	2,836,700	750,608
Murata Manufacturing Co., Ltd.[1]	5,169,700	674,305
Visa Inc., Class A	7,203,300	595,713
Texas Instruments Inc.	6,819,362	478,583
MasterCard Inc., Class A	4,595,900	467,725
Intel Corp.	9,291,800	350,765
VeriSign, Inc.[2]	4,158,344	325,349
Naver Corp.[1]	403,700	324,071
Other securities		2,839,769
		12,573,422

Consumer discretionary 18.65%
Amazon.com, Inc.[2]	3,215,700	2,692,538
Naspers Ltd., Class N1	6,387,264	1,106,960
Priceline Group Inc.[2]	661,480	973,361
Home Depot, Inc.	3,414,600	439,391
Johnson Controls, Inc.	8,485,868	394,847
Starbucks Corp.	6,043,500	327,195
Other securities		5,452,172
		11,386,464

Health care 13.06%
Novo Nordisk A/S, Class B1	53,434,895	2,226,390
Regeneron Pharmaceuticals, Inc.[2]	2,485,350	999,160
Medtronic PLC	6,253,700	540,320
Bayer AG1	4,016,388	403,422
AstraZeneca PLC[1]	5,500,628	356,332
Incyte Corp.[2]	3,778,800	356,303
Vertex Pharmaceuticals Inc.[2]	3,955,500	344,959
Boston Scientific Corp.[2]	14,230,100	338,676
Other securities		2,407,466
		7,973,028

12	New Perspective Fund

	Shares	Value (000)
Consumer staples 11.17%
British American Tobacco PLC[1]	13,367,942	$854,912
Nestlé SA1	8,760,063	690,237
Pernod Ricard SA1	5,304,605	627,624
Associated British Foods PLC[1]	16,686,581	562,336
Coca-Cola Co.	10,595,700	448,410
Philip Morris International Inc.	4,060,500	394,762
Unilever NV, depository receipts[1]	7,415,709	342,090
Other securities		2,897,260
		6,817,631

Financials 9.17%
AIA Group Ltd.[1]	133,670,800	895,609
CME Group Inc., Class A	7,085,532	740,580
JPMorgan Chase & Co.	10,135,200	674,903
Chubb Ltd.	4,335,700	544,781
Prudential PLC[1]	19,294,088	342,441
Other securities		2,401,244
		5,599,558

Industrials 8.46%
Ryanair Holdings PLC (ADR)	5,248,261	393,777
KONE Oyj, Class B1	7,686,944	390,028
ASSA ABLOY AB, Class B1	18,264,100	370,848
Other securities		4,012,435
		5,167,088

Energy 4.95%
Schlumberger Ltd.	7,722,950	607,333
Enbridge Inc. (CAD denominated)	10,000,138	439,504
Canadian Natural Resources, Ltd.	11,658,800	372,705
Other securities		1,604,879
		3,024,421

Materials 4.10%
Praxair, Inc.	3,703,100	447,446
Other securities		2,057,690
		2,505,136

Telecommunication services 1.35%
SoftBank Group Corp.[1]	5,146,134	333,376
Other securities		493,264
		826,640

Other 1.08%
Other securities		656,496

Miscellaneous 0.49%
Other common stocks in initial period of acquisition		299,017

Total common stocks (cost: $36,833,020,000)		56,828,901

Convertible bonds 0.13%	Principal amount (000)
Energy 0.13%
Other securities		79,312

Total convertible bonds (cost: $80,733,000)		79,312

Bonds, notes & other debt instruments 0.07%
U.S. Treasury bonds & notes 0.07%
U.S. Treasury 0.07%
U.S. Treasury 0.875% 2017[3]	$42,800	42,891

Total bonds, notes & other debt instruments (cost: $42,840,000)		42,891

New Perspective Fund	13

Short-term securities 6.66%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.28%–0.55% due 10/4/2016–4/28/2017	$848,480	$847,627
JPMorgan Chase & Co. 1.03% due 3/13/2017	50,000	50,003
Nestlé Capital Corp. 0.71% due 1/12/2017[4]	50,000	49,923
U.S. Treasury Bills 0.31%–0.47% due 11/25/2016–3/9/2017	616,500	615,897
Other securities		2,501,903

Total short-term securities (cost: $4,064,574,000)		4,065,353
Total investment securities 99.93% (cost: $41,021,167,000)		61,016,457
Other assets less liabilities 0.07%		44,880

Net assets 100.00%		$61,061,337

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $407,091,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2016 (000)
Sales:
Japanese yen	10/7/2016	Bank of New York Mellon	$60,482	¥6,050,000	$ 804
Japanese yen	10/19/2016	HSBC Bank	$37,942	¥3,850,000	(55)
Japanese yen	10/24/2016	Citibank	$21,009	¥2,100,000	279
Japanese yen	10/24/2016	Bank of America, N.A.	$1,766	¥175,930	29
Japanese yen	11/18/2016	Bank of America, N.A.	$36,922	¥3,754,000	(174)
Japanese yen	12/14/2016	Bank of America, N.A.	$208,717	¥21,300,000	(2,046)
					$(1,163)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2016 (000)
VeriSign, Inc.[2,5]	5,733,444	—	1,575,100	4,158,344	$—	$—

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $24,381,812,000, which represented 39.93% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,371,000, which represented less than .01% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,999,058,000, which represented 3.27% of the net assets of the fund.
[5]	Unaffiliated issuer at 9/30/2016.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

¥ = Japanese yen

See Notes to Financial Statements

14	New Perspective Fund

Financial statements

Statement of assets and liabilities
at September 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $41,021,167)		$61,016,457
Cash		126,409
Cash denominated in currencies other than U.S. dollars (cost: $7,408)		7,392
Unrealized appreciation on open forward currency contracts		1,112
Receivables for:
Sales of investments	$159,095
Sales of fund’s shares	72,404
Dividends and interest	103,658	335,157
		61,486,527
Liabilities:
Unrealized depreciation on open forward currency contracts		2,275
Payables for:
Purchases of investments	155,833
Repurchases of fund’s shares	225,047
Investment advisory services	19,042
Services provided by related parties	13,926
Trustees’ deferred compensation	4,524
Other	4,543	422,915
Net assets at September 30, 2016		$61,061,337

Net assets consist of:
Capital paid in on shares of beneficial interest		$39,278,583
Undistributed net investment income		256,511
Undistributed net realized gain		1,533,030
Net unrealized appreciation		19,993,213
Net assets at September 30, 2016		$61,061,337

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,636,468 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$36,897,264	986,194		$37.41
Class B	35,902	977		36.76
Class C	1,389,611	38,619		35.98
Class F-1	1,546,646	41,589		37.19
Class F-2	4,129,684	110,481		37.38
Class 529-A	1,617,814	43,715		37.01
Class 529-B	6,091	168		36.29
Class 529-C	350,951	9,771		35.92
Class 529-E	74,215	2,027		36.62
Class 529-F-1	76,316	2,064		36.98
Class R-1	89,212	2,499		35.70
Class R-2	535,545	14,865		36.03
Class R-2E	25,203	681		37.01
Class R-3	1,599,862	43,751		36.57
Class R-4	1,814,193	49,112		36.94
Class R-5E	12	—	*	37.30
Class R-5	1,474,724	39,387		37.44
Class R-6	9,398,092	250,568		37.51

*	Amount less than one thousand.

See Notes to Financial Statements

New Perspective Fund	15

Statement of operations
for the year ended September 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $55,463)	$976,907
Interest	27,017	$1,003,924
Fees and expenses*:
Investment advisory services	224,382
Distribution services	128,684
Transfer agent services	60,562
Administrative services	14,828
Reports to shareholders	2,294
Registration statement and prospectus	1,514
Trustees’ compensation	768
Auditing and legal	1,274
Custodian	4,352
Other	1,943

Total fees and expenses before reimbursement	440,601
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		440,601
Net investment income		563,323

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (includes $43,770 net gain from affiliates)	1,583,527
Forward currency contracts	(69,663)
Currency transactions	(4,875)
In-kind redemptions	345,206	1,854,195
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $147)	3,644,173
Forward currency contracts	2,733
Currency translations	1,406	3,648,312
Net realized gain and unrealized appreciation		5,502,507

Net increase in net assets resulting from operations		$6,065,830

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

16	New Perspective Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended September 30
	2016	2015
Operations:
Net investment income	$563,323	$495,977
Net realized gain	1,854,195	3,138,854
Net unrealized appreciation (depreciation)	3,648,312	(3,449,325)
Net increase in net assets resulting from operations	6,065,830	185,506

Dividends and distributions paid to shareholders:
Dividends from net investment income	(423,068)	(347,475)
Distributions from net realized gain on investments	(3,083,008)	(3,366,527)
Total dividends and distributions paid to shareholders	(3,506,076)	(3,714,002)

Net capital share transactions	2,335,701	3,388,706

Total increase (decrease) in net assets	4,895,455	(139,790)

Net assets:
Beginning of year	56,165,882	56,305,672
End of year (including undistributed net investment income: $256,511 and $312,051, respectively)	$61,061,337	$56,165,882

See Notes to Financial Statements

New Perspective Fund	17

Notes to financial statements

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	New Perspective Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares redeemed — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the redeeming shareholder’s proportionate share of the fund’s net assets as of the trade date. Net realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

New Perspective Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$8,167,097	$4,406,325	$—	$12,573,422
Consumer discretionary	7,759,583	3,626,881	—	11,386,464
Health care	3,965,593	4,007,435	—	7,973,028
Consumer staples	2,174,044	4,643,587	—	6,817,631
Financials	3,221,551	2,378,007	—	5,599,558
Industrials	2,487,991	2,679,097	—	5,167,088
Energy	2,487,107	537,314	—	3,024,421
Materials	1,517,620	987,516	—	2,505,136
Other	656,941	826,195	—	1,483,136
Miscellaneous	9,562	289,455	—	299,017
Convertible bonds	—	79,312	—	79,312
Bonds, notes & other debt instruments	—	42,891	—	42,891
Short-term securities	—	4,065,353	—	4,065,353
Total	$32,447,089	$28,569,368	$—	$61,016,457

20	New Perspective Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,112	$—	$1,112
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,275)	—	(2,275)
Total	$—	$(1,163)	$—	$(1,163)

*	Securities with a value of $24,381,814,000, which represented 39.93% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

New Perspective Fund	21

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,112	Unrealized depreciation on open forward currency contracts	$2,275

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(69,663)	Net unrealized appreciation on forward currency contracts	$2,733

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts recognized in the	statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$29	$(29)	$—	$—	$—
Citibank	279	—	(74)	—	205
Bank of New York Mellon	804	—	(150)	—	654
Total	$1,112	$(29)	$(224)	$—	$859
Liabilities:
Bank of America, N.A.	$2,221	$(29)	$(2,192)	$—	$—
HSBC Bank	54	—	(54)	—	—
Total	$2,275	$(29)	$(2,246)	$—	$—

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

22	New Perspective Fund

As of and during the period ended September 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2016, the fund reclassified $76,620,000 from undistributed net investment income to undistributed net realized gain, $119,175,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $344,052,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$357,002
Undistributed long-term capital gains	1,592,546
Gross unrealized appreciation on investment securities	20,744,743
Gross unrealized depreciation on investment securities	(906,100)
Net unrealized appreciation on investment securities	19,838,643
Cost of investment securities	41,177,814

New Perspective Fund	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2016						Year ended September 30, 2015
					Total					Total
					dividends and					dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid		income		capital gains	paid
Class A	$254,294		$1,906,486		$2,160,780		$215,948		$2,150,095	$2,366,043
Class B	—		4,904		4,904		—		10,454	10,454
Class C	—		75,632		75,632		—		83,653	83,653
Class F-1	9,524		75,338		84,862		6,377		73,792	80,169
Class F-2	27,673		156,189		183,862		18,880		133,277	152,157
Class 529-A	9,636		82,834		92,470		8,071		91,725	99,796
Class 529-B	—		740		740		—		1,529	1,529
Class 529-C	—		18,762		18,762		—		21,045	21,045
Class 529-E	272		3,905		4,177		207		4,414	4,621
Class 529-F-1	560		3,503		4,063		466		3,710	4,176
Class R-1	—		5,298		5,298		—		6,265	6,265
Class R-2	—		30,183		30,183		—		36,079	36,079
Class R-2E	11		56		67		—	*	1	1
Class R-3	5,938		86,922		92,860		4,238		100,261	104,499
Class R-4	11,934		95,180		107,114		10,665		111,671	122,336
Class R-5E†	—	*	—	*	—	*
Class R-5	14,733		79,957		94,690		14,295		96,420	110,715
Class R-6	88,493		457,119		545,612		68,328		442,136	510,464
Total	$423,068		$3,083,008		$3,506,076		$347,475		$3,366,527	$3,714,002

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. On December 2, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2016, decreasing the annual rate on daily net assets in excess of $71 billion to 0.355%. For the year ended September 30, 2016, the investment advisory services fee was $224,382,000, which was equivalent to an annualized rate of 0.382% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

24	New Perspective Fund

15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From October 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$85,766	$43,733		$3,624		Not applicable
Class B	692	99		Not applicable		Not applicable
Class C	13,784	1,666		692		Not applicable
Class F-1	3,647	1,988		731		Not applicable
Class F-2	Not applicable	3,346		1,638		Not applicable
Class 529-A	3,446	1,619		787		$1,320
Class 529-B	106	15		5		9
Class 529-C	3,408	376		173		290
Class 529-E	360	43		37		61
Class 529-F-1	—	70		35		58
Class R-1	939	108		47		Not applicable
Class R-2	4,024	1,913		270		Not applicable
Class R-2E	47	14		4		Not applicable
Class R-3	7,989	2,639		801		Not applicable
Class R-4	4,476	1,986		896		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	831		757		Not applicable
Class R-6	Not applicable	116		4,331		Not applicable
Total class-specific expenses	$128,684	$60,562		$14,828		$1,738

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other

New Perspective Fund	25

American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $768,000 in the fund’s statement of operations reflects $429,000 in current fees (either paid in cash or deferred) and a net increase of $339,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$2,454,907	68,536		$2,107,172	58,161	$(4,441,754)	(123,500)	$120,325	3,197
Class B	1,176	34		4,874	136	(75,161)	(2,144)	(69,111)	(1,974)
Class C	266,125	7,700		74,475	2,124	(336,172)	(9,750)	4,428	74
Class F-1	427,971	12,035		83,423	2,315	(356,922)	(10,020)	154,472	4,330
Class F-2	1,874,879	52,130		172,645	4,777	(723,745)	(20,335)	1,323,779	36,572
Class 529-A	151,746	4,273		92,452	2,578	(199,064)	(5,574)	45,134	1,277
Class 529-B	204	6		740	21	(10,990)	(316)	(10,046)	(289)
Class 529-C	37,853	1,097		18,759	536	(50,906)	(1,467)	5,706	166
Class 529-E	7,026	199		4,177	118	(10,721)	(302)	482	15
Class 529-F-1	18,438	519		4,062	114	(11,670)	(328)	10,830	305
Class R-1	11,126	324		5,294	152	(28,653)	(826)	(12,233)	(350)
Class R-2	111,097	3,212		30,152	859	(171,471)	(4,947)	(30,222)	(876)
Class R-2E	25,531	710		66	2	(1,158)	(32)	24,439	680
Class R-3	328,761	9,384		92,809	2,614	(461,634)	(13,146)	(40,064)	(1,148)
Class R-4	370,831	10,519		107,109	2,993	(478,646)	(13,619)	(706)	(107)
Class R-5E2	12	—	[3]	—	—	—	—	12	— [3]
Class R-5	321,431	8,982		94,652	2,615	(431,321)	(12,261)	(15,238)	(664)
Class R-6	2,275,215	64,231		545,611	15,060	(1,997,112)	(57,270)	823,714	22,021
Total net increase (decrease)	$8,684,329	243,891		$3,438,472	95,175	$(9,787,100)	(275,837)	$2,335,701	63,229

26	New Perspective Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$2,644,442	69,591	$2,307,516	62,961	$(3,977,699)	(105,182)	$974,259	27,370
Class B	2,367	63	10,380	286	(97,513)	(2,612)	(84,766)	(2,263)
Class C	261,567	7,110	82,134	2,309	(299,711)	(8,181)	43,990	1,238
Class F-1	392,419	10,369	78,644	2,156	(263,267)	(7,001)	207,796	5,524
Class F-2	996,085	26,295	142,413	3,894	(493,460)	(13,124)	645,038	17,065
Class 529-A	157,733	4,199	99,774	2,749	(175,484)	(4,671)	82,023	2,277
Class 529-B	407	11	1,529	43	(13,378)	(363)	(11,442)	(309)
Class 529-C	37,813	1,030	21,041	592	(45,730)	(1,247)	13,124	375
Class 529-E	7,027	189	4,621	128	(9,178)	(247)	2,470	70
Class 529-F-1	13,672	364	4,175	116	(11,771)	(315)	6,076	165
Class R-1	17,059	466	6,264	178	(20,806)	(571)	2,517	73
Class R-2	116,726	3,178	36,049	1,013	(167,283)	(4,563)	(14,508)	(372)
Class R-2E	38	1	—	—	—	—	38	1
Class R-3	334,074	8,972	104,434	2,903	(432,912)	(11,695)	5,596	180
Class R-4	359,612	9,586	122,320	3,376	(479,747)	(12,865)	2,185	97
Class R-5	528,796	13,992	110,570	3,020	(491,530)	(13,294)	147,836	3,718
Class R-6	2,210,154	58,927	510,463	13,924	(1,354,143)	(35,806)	1,366,474	37,045
Total net increase (decrease)	$8,079,991	214,343	$3,642,327	99,648	$(8,333,612)	(221,737)	$3,388,706	92,254

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,195,247,000 and $12,000,033,000, respectively, during the year ended September 30, 2016.

New Perspective Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[4]	Ratio of net income (loss) to average net assets[2,4]
Class A:
Year ended 9/30/2016	$35.80	$.34	$3.48	$3.82	$(.26)	$(1.95)	$(2.21)	$37.41	10.91%	$36,897.77%		.77%	.94%
Year ended 9/30/2015	38.12	.32	(.12)	.20	(.23)	(2.29)	(2.52)	35.80	.34	35,187.75		.75	.84
Year ended 9/30/2014	36.52	.37	3.28	3.65	(.30)	(1.75)	(2.05)	38.12	10.13	36,424.76		.76	.98
Year ended 9/30/2013	30.34	.34	6.17	6.51	(.33)	—	(.33)	36.52	21.65	34,514.79		.79	1.04
Year ended 9/30/2012	24.88	.31	5.44	5.75	(.29)	—	(.29)	30.34	23.27	29,906.80		.80	1.11
Class B:
Year ended 9/30/2016	35.22	.03	3.46	3.49	—	(1.95)	(1.95)	36.76	10.06	36	1.53	1.53	.09
Year ended 9/30/2015	37.58	.02	(.09)	(.07)	—	(2.29)	(2.29)	35.22	(.39)	104	1.51	1.51	.04
Year ended 9/30/2014	36.02	.08	3.23	3.31	—	(1.75)	(1.75)	37.58	9.28	196	1.51	1.51	.21
Year ended 9/30/2013	29.86	.09	6.10	6.19	(.03)	—	(.03)	36.02	20.75	287	1.54	1.54	.27
Year ended 9/30/2012	24.42	.08	5.37	5.45	(.01)	—	(.01)	29.86	22.31	370	1.56	1.56	.31
Class C:
Year ended 9/30/2016	34.53	.05	3.35	3.40	—	(1.95)	(1.95)	35.98	10.03	1,390	1.57	1.57	.14
Year ended 9/30/2015	36.91	.01	(.10)	(.09)	—	(2.29)	(2.29)	34.53	(.45)	1,331	1.55	1.55	.04
Year ended 9/30/2014	35.43	.07	3.18	3.25	(.02)	(1.75)	(1.77)	36.91	9.28	1,377	1.55	1.55	.18
Year ended 9/30/2013	29.44	.08	6.00	6.08	(.09)	—	(.09)	35.43	20.69	1,354	1.59	1.59	.24
Year ended 9/30/2012	24.12	.08	5.29	5.37	(.05)	—	(.05)	29.44	22.27	1,206	1.60	1.60	.30
Class F-1:
Year ended 9/30/2016	35.60	.32	3.47	3.79	(.25)	(1.95)	(2.20)	37.19	10.83	1,546.84		.84	.88
Year ended 9/30/2015	37.91	.30	(.12)	.18	(.20)	(2.29)	(2.49)	35.60	.31	1,326.81		.81	.79
Year ended 9/30/2014	36.34	.35	3.25	3.60	(.28)	(1.75)	(2.03)	37.91	10.04	1,203.82		.82	.94
Year ended 9/30/2013	30.19	.33	6.14	6.47	(.32)	—	(.32)	36.34	21.62	1,385.82		.82	1.00
Year ended 9/30/2012	24.76	.31	5.40	5.71	(.28)	—	(.28)	30.19	23.24	1,131.82		.82	1.11
Class F-2:
Year ended 9/30/2016	35.77	.42	3.49	3.91	(.35)	(1.95)	(2.30)	37.38	11.13	4,130.55		.55	1.18
Year ended 9/30/2015	38.11	.40	(.13)	.27	(.32)	(2.29)	(2.61)	35.77	.57	2,644.55		.55	1.06
Year ended 9/30/2014	36.52	.46	3.28	3.74	(.40)	(1.75)	(2.15)	38.11	10.38	2,166.54		.54	1.21
Year ended 9/30/2013	30.35	.44	6.15	6.59	(.42)	—	(.42)	36.52	21.97	1,176.54		.54	1.31
Year ended 9/30/2012	24.90	.39	5.42	5.81	(.36)	—	(.36)	30.35	23.56	672.54		.54	1.37
Class 529-A:
Year ended 9/30/2016	35.43	.30	3.46	3.76	(.23)	(1.95)	(2.18)	37.01	10.80	1,618.86		.86	.86
Year ended 9/30/2015	37.75	.28	(.11)	.17	(.20)	(2.29)	(2.49)	35.43	.30	1,503.84		.84	.75
Year ended 9/30/2014	36.20	.34	3.23	3.57	(.27)	(1.75)	(2.02)	37.75	10.01	1,516.85		.85	.90
Year ended 9/30/2013	30.08	.32	6.11	6.43	(.31)	—	(.31)	36.20	21.57	1,379.87		.87	.96
Year ended 9/30/2012	24.68	.29	5.38	5.67	(.27)	—	(.27)	30.08	23.16	1,137.88		.88	1.05
Class 529-B:
Year ended 9/30/2016	34.83	(.01)	3.42	3.41	—	(1.95)	(1.95)	36.29	9.93	6	1.66	1.66	(.04)
Year ended 9/30/2015	37.24	(.03)	(.09)	(.12)	—	(2.29)	(2.29)	34.83	(.50)	16	1.63	1.63	(.07)
Year ended 9/30/2014	35.75	.03	3.21	3.24	—	(1.75)	(1.75)	37.24	9.15	29	1.64	1.64	.08
Year ended 9/30/2013	29.64	.05	6.06	6.11	—	—	—	35.75	20.61	40	1.66	1.66	.15
Year ended 9/30/2012	24.26	.05	5.33	5.38	—	—	—	29.64	22.18	51	1.68	1.68	.20

28	New Perspective Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class 529-C:
Year ended 9/30/2016	$34.49	$.03	$3.35	$3.38	$—	$(1.95)	$(1.95)	$35.92	9.95%	$351		1.63%		1.63%		.08%
Year ended 9/30/2015	36.89	(.01)	(.10)	(.11)	—	(2.29)	(2.29)	34.49	(.48)	331		1.62		1.62		(.03)
Year ended 9/30/2014	35.43	.04	3.18	3.22	(.01)	(1.75)	(1.76)	36.89	9.18	341		1.63		1.63		.11
Year ended 9/30/2013	29.46	.06	6.00	6.06	(.09)	—	(.09)	35.43	20.61	317		1.66		1.66		.17
Year ended 9/30/2012	24.17	.07	5.28	5.35	(.06)	—	(.06)	29.46	22.16	268		1.67		1.67		.25
Class 529-E:
Year ended 9/30/2016	35.07	.22	3.42	3.64	(.14)	(1.95)	(2.09)	36.62	10.54	74		1.09		1.09		.62
Year ended 9/30/2015	37.39	.19	(.11)	.08	(.11)	(2.29)	(2.40)	35.07	.04	71		1.09		1.09		.51
Year ended 9/30/2014	35.87	.24	3.22	3.46	(.19)	(1.75)	(1.94)	37.39	9.75	73		1.09		1.09		.65
Year ended 9/30/2013	29.81	.23	6.07	6.30	(.24)	—	(.24)	35.87	21.27	68		1.12		1.12		.71
Year ended 9/30/2012	24.46	.22	5.33	5.55	(.20)	—	(.20)	29.81	22.81	59		1.14		1.14		.78
Class 529-F-1:
Year ended 9/30/2016	35.41	.39	3.44	3.83	(.31)	(1.95)	(2.26)	36.98	11.07	76.63				.63		1.09
Year ended 9/30/2015	37.74	.37	(.12)	.25	(.29)	(2.29)	(2.58)	35.41	.47	62.63				.63		.97
Year ended 9/30/2014	36.18	.42	3.24	3.66	(.35)	(1.75)	(2.10)	37.74	10.27	60.63				.63		1.12
Year ended 9/30/2013	30.07	.39	6.10	6.49	(.38)	—	(.38)	36.18	21.80	50.65				.65		1.18
Year ended 9/30/2012	24.68	.36	5.37	5.73	(.34)	—	(.34)	30.07	23.43	36.67				.67		1.27
Class R-1:
Year ended 9/30/2016	34.27	.05	3.33	3.38	—	(1.95)	(1.95)	35.70	10.01	89		1.56		1.56		.14
Year ended 9/30/2015	36.65	.02	(.11)	(.09)	—	(2.29)	(2.29)	34.27	(.43)	98		1.54		1.54		.05
Year ended 9/30/2014	35.21	.07	3.17	3.24	(.05)	(1.75)	(1.80)	36.65	9.28	102		1.55		1.55		.20
Year ended 9/30/2013	29.27	.08	5.96	6.04	(.10)	—	(.10)	35.21	20.70	92		1.56		1.56		.26
Year ended 9/30/2012	24.01	.10	5.24	5.34	(.08)	—	(.08)	29.27	22.30	83		1.57		1.57		.36
Class R-2:
Year ended 9/30/2016	34.56	.05	3.37	3.42	—	(1.95)	(1.95)	36.03	10.05	536		1.55		1.55		.16
Year ended 9/30/2015	36.93	.03	(.11)	(.08)	—	(2.29)	(2.29)	34.56	(.40)	544		1.51		1.51		.08
Year ended 9/30/2014	35.46	.07	3.19	3.26	(.04)	(1.75)	(1.79)	36.93	9.28	595		1.54		1.54		.20
Year ended 9/30/2013	29.47	.10	6.00	6.10	(.11)	—	(.11)	35.46	20.74	599		1.53		1.53		.30
Year ended 9/30/2012	24.15	.09	5.29	5.38	(.06)	—	(.06)	29.47	22.32	540		1.58		1.58		.33
Class R-2E:
Year ended 9/30/2016	35.67	.19	3.47	3.66	(.37)	(1.95)	(2.32)	37.01	10.46	25		1.24		1.24		.52
Year ended 9/30/2015	38.12	.68	(.50)	.18	(.34)	(2.29)	(2.63)	35.67	.29 [5]	—	[6]	.95	[5]	.95	[5]	1.79	[5]
Period from 8/29/2014 to 9/30/2014[7,8]	39.03	.03	(.94)	(.91)	—	—	—	38.12	(2.33)[5,9]	—	[6]	.05	[5,9]	.05	[5,9]	.08	[5,9]
Class R-3:
Year ended 9/30/2016	35.03	.21	3.41	3.62	(.13)	(1.95)	(2.08)	36.57	10.52	1,600		1.11		1.11		.60
Year ended 9/30/2015	37.34	.19	(.11)	.08	(.10)	(2.29)	(2.39)	35.03	.04	1,573		1.09		1.09		.50
Year ended 9/30/2014	35.83	.24	3.21	3.45	(.19)	(1.75)	(1.94)	37.34	9.75	1,670		1.10		1.10		.64
Year ended 9/30/2013	29.79	.24	6.05	6.29	(.25)	—	(.25)	35.83	21.25	1,625		1.11		1.11		.73
Year ended 9/30/2012	24.43	.22	5.34	5.56	(.20)	—	(.20)	29.79	22.87	1,317		1.12		1.12		.80

See page 30 for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]
Class R-4:
Year ended 9/30/2016	$35.37	$.32	$3.44	$3.76	$(.24)	$(1.95)	$(2.19)	$36.94	10.84%		$1,814.81%			.81%		.90%
Year ended 9/30/2015	37.69	.30	(.11)	.19	(.22)	(2.29)	(2.51)	35.37	.34		1,741.79			.79		.80
Year ended 9/30/2014	36.14	.36	3.24	3.60	(.30)	(1.75)	(2.05)	37.69	10.09		1,851.80			.80		.95
Year ended 9/30/2013	30.04	.34	6.10	6.44	(.34)	—	(.34)	36.14	21.63		1,643.80			.80		1.03
Year ended 9/30/2012	24.64	.31	5.37	5.68	(.28)	—	(.28)	30.04	23.25		1,327.81			.81		1.12
Class R-5E:
Period from 11/20/2015 to 9/30/2016[7,10]	39.06	.35	.23	.58	(.39)	(1.95)	(2.34)	37.30	1.68	[9]	— [6]	.70	[11]	.69	[11]	1.14	[11]
Class R-5:
Year ended 9/30/2016	35.82	.44	3.49	3.93	(.36)	(1.95)	(2.31)	37.44	11.19		1,475.50			.50		1.21
Year ended 9/30/2015	38.15	.41	(.11)	.30	(.34)	(2.29)	(2.63)	35.82	.64		1,435.49			.49		1.09
Year ended 9/30/2014	36.55	.48	3.27	3.75	(.40)	(1.75)	(2.15)	38.15	10.41		1,386.49			.49		1.26
Year ended 9/30/2013	30.37	.45	6.15	6.60	(.42)	—	(.42)	36.55	21.99		1,278.50			.50		1.35
Year ended 9/30/2012	24.91	.40	5.43	5.83	(.37)	—	(.37)	30.37	23.64		1,253.50			.50		1.41
Class R-6:
Year ended 9/30/2016	35.88	.45	3.51	3.96	(.38)	(1.95)	(2.33)	37.51	11.26		9,398.45			.45		1.25
Year ended 9/30/2015	38.21	.44	(.13)	.31	(.35)	(2.29)	(2.64)	35.88	.68		8,200.45			.45		1.15
Year ended 9/30/2014	36.60	.49	3.29	3.78	(.42)	(1.75)	(2.17)	38.21	10.48		7,317.45			.45		1.30
Year ended 9/30/2013	30.41	.46	6.17	6.63	(.44)	—	(.44)	36.60	22.05		5,887.45			.45		1.38
Year ended 9/30/2012	24.95	.41	5.43	5.84	(.38)	—	(.38)	30.41	23.67		3,902.46			.21		1.47

	Year ended September 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	22%[12]	27%	25%	30%	16%

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Annualized.
[12]	Includes the value of securities sold due to a redemption of shares in-kind. The rate would have been 21% without the redemption of shares in-kind.

See Notes to Financial Statements

30	New Perspective Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of New Perspective Fund:

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary investment portfolio, as of September 30, 2016, and the related statement of operations, statements of changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets of the Fund for the year ended September 30, 2015, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Perspective Fund as of September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 9, 2016

New Perspective Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2016, through September 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	New Perspective Fund

	Beginning account value 4/1/2016	Ending account value 9/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,064.91	$3.99	.77%
Class A - assumed 5% return	1,000.00	1,021.21	3.90	.77
Class B - actual return	1,000.00	1,060.61	7.90	1.53
Class B - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class C - actual return	1,000.00	1,060.73	8.06	1.56
Class C - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class F-1 - actual return	1,000.00	1,064.71	4.35	.84
Class F-1 - assumed 5% return	1,000.00	1,020.86	4.26	.84
Class F-2 - actual return	1,000.00	1,066.19	2.85	.55
Class F-2 - assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-A - actual return	1,000.00	1,064.74	4.40	.85
Class 529-A - assumed 5% return	1,000.00	1,020.81	4.31	.85
Class 529-B - actual return	1,000.00	1,060.50	8.47	1.64
Class 529-B - assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-C - actual return	1,000.00	1,060.54	8.37	1.62
Class 529-C - assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class 529-E - actual return	1,000.00	1,063.30	5.59	1.08
Class 529-E - assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class 529-F-1 - actual return	1,000.00	1,065.69	3.21	.62
Class 529-F-1 - assumed 5% return	1,000.00	1,021.96	3.14	.62
Class R-1 - actual return	1,000.00	1,060.61	8.06	1.56
Class R-1 - assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 - actual return	1,000.00	1,060.94	7.90	1.53
Class R-2 - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-2E - actual return	1,000.00	1,062.59	6.46	1.25
Class R-2E - assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-3 - actual return	1,000.00	1,063.38	5.74	1.11
Class R-3 - assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class R-4 - actual return	1,000.00	1,064.87	4.24	.82
Class R-4 - assumed 5% return	1,000.00	1,020.96	4.15	.82
Class R-5E - actual return†	1,000.00	1,065.10	3.68	.71
Class R-5E - assumed 5% return†	1,000.00	1,021.51	3.60	.71
Class R-5 - actual return	1,000.00	1,066.37	2.64	.51
Class R-5 - assumed 5% return	1,000.00	1,022.51	2.59	.51
Class R-6 - actual return	1,000.00	1,066.82	2.33	.45
Class R-6 - assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

New Perspective Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2016:

Foreign taxes	$0.04 per share
Foreign source income	$0.42 per share
Long-term capital gains	$3,083,008,000
Qualified dividend income	100%
Corporate dividends received deduction	$437,330,000
U.S. government income that may be exempt from state taxation	$3,109,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

Change in independent registered public accounting firm

Upon the recommendation of the fund’s audit committee on June 7, 2016, a majority of the fund’s board of trustees, including a majority of the independent trustees, approved the appointment of Deloitte & Touche LLP as the fund’s independent registered public accounting firm for the fund’s fiscal 2016 audit subject to the right of the fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty. At no point during the fiscal year ended September 30, 2016, and through November 9, 2016 (the date of the report of independent registered public accounting firm), have there been any disagreements between management and PricewaterhouseCoopers LLP, the fund’s former independent registered public accounting firm.

34	New Perspective Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C.L. Chang, 1952	2000	Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
Martin E. Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG; Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2005	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005–2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

Koichi Itoh, a trustee of the fund since 1994, retired on December 31, 2015. The trustees thank Mr. Itoh for his dedication and service to the fund.

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Robert W. Lovelace, 1962 Vice Chairman of the Board and President	2001	President and Director, Capital Research and Management Company; Partner — Capital International Investors, Capital Research and Management Company; Vice Chairman of the Board, The Capital Group Companies, Inc.;[7] Director, Capital Group Private Markets, Inc.[7]	2	None
Joanna F. Jonsson, 1963 Senior Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]	1	None

See page 36 for footnotes.

New Perspective Fund	35

Chairman emeritus

Walter P. Stern, 1928	Vice Chairman of the Board, Capital International, Inc.[7]

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Noriko H. Chen, 1967 Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Isabelle de Wismes, 1958 Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]
Brady L. Enright, 1967 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Vice President	1998	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Isabelle de Wismes, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	New Perspective Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2016, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2016 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and/or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services¹

Registrant:
a) Audit Fees:
2015	None
2016	$98,000

b) Audit-Related Fees:
2015	$22,000
2016	$18,000

c) Tax Fees:
2015	$3,000
2016	$14,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,148,000
2016	$1,169,000

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$ 5,000
2016	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,467,000 for fiscal year 2015 and $1,254,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

¹Please note in 2016, NPF changed their principal auditor from PricewaterhouseCoopers LLP to Deloitte & Touche LLP. All amounts reported for 2015 and 2016 reflect amounts paid to the current principal auditor, Deloitte & Touche LLP.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
September 30, 2016
Common stocks 93.07% Information technology 20.59%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	188,632,994	$1,106,287
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,954,600	90,381
Microsoft Corp.	18,508,800	1,066,107
ASML Holding NV1	6,292,109	689,987
ASML Holding NV (New York registered)	2,759,470	302,383
Alphabet Inc., Class C2	718,054	558,136
Alphabet Inc., Class A2	408,000	328,057
Broadcom Ltd.	4,797,200	827,613
Facebook, Inc., Class A2	6,218,000	797,583
Nintendo Co., Ltd.[1]	2,836,700	750,608
Murata Manufacturing Co., Ltd.[1]	5,169,700	674,305
Visa Inc., Class A	7,203,300	595,713
Texas Instruments Inc.	6,819,362	478,583
MasterCard Inc., Class A	4,595,900	467,725
Intel Corp.	9,291,800	350,765
VeriSign, Inc.[2]	4,158,344	325,349
Naver Corp.[1]	403,700	324,071
Accenture PLC, Class A	2,520,900	307,978
Akamai Technologies, Inc.[2]	5,220,000	276,608
ON Semiconductor Corp.[2]	17,851,000	219,924
Apple Inc.	1,833,700	207,300
Nokia Corp.[1]	35,398,480	204,749
Amphenol Corp., Class A	3,084,600	200,252
Trend Micro Inc.[1]	4,765,300	166,007
FLIR Systems, Inc.	3,644,000	114,494
Keyence Corp.[1]	155,100	112,884
Sabre Corp.	3,500,000	98,630
Juniper Networks, Inc.	4,030,000	96,962
NetApp, Inc.	2,588,600	92,724
AAC Technologies Holdings Inc.[1]	8,713,210	88,232
Autodesk, Inc.[2]	1,181,800	85,480
TDK Corp.[1]	1,135,000	75,921
Halma PLC[1]	5,564,540	75,659
MercadoLibre, Inc.	333,500	61,687
TE Connectivity Ltd.	913,975	58,842
Amadeus IT Holding, SA, Class A, non-registered shares[1]	1,146,394	57,274
Cognizant Technology Solutions Corp., Class A2	1,132,600	54,036
Trimble Navigation Ltd.[2]	1,597,700	45,630
Gemalto NV1	650,293	41,697
Analog Devices, Inc.	600,000	38,670
Rohm Co., Ltd.[1]	733,100	38,644
PayPal Holdings, Inc.[2]	475,580	19,485
		12,573,422
New Perspective Fund — Page 1 of 8

Common stocks Consumer discretionary 18.65%	Shares	Value (000)
Amazon.com, Inc.[2]	3,215,700	$2,692,538
Naspers Ltd., Class N1	6,387,264	1,106,960
Priceline Group Inc.[2]	661,480	973,361
Home Depot, Inc.	3,414,600	439,391
Johnson Controls, Inc.	8,485,868	394,847
Starbucks Corp.	6,043,500	327,195
adidas AG1	1,814,161	314,861
McDonald’s Corp.	2,457,300	283,474
NIKE, Inc., Class B	5,084,700	267,709
Walt Disney Co.	2,564,300	238,121
Norwegian Cruise Line Holdings Ltd.[2]	6,105,287	230,169
LVMH Moet Hennessy Vuitton SE1	1,344,166	229,151
Netflix, Inc.[2]	2,286,000	225,285
CBS Corp., Class B	3,780,900	206,966
Burberry Group PLC[1]	11,542,595	206,570
Royal Caribbean Cruises Ltd.	2,730,200	204,629
Liberty Global PLC, Class A2	2,794,600	95,519
Liberty Global PLC, Class C2	2,713,400	89,651
Liberty Global PLC LiLAC, Class C2	196,737	5,519
Liberty Global PLC LiLAC, Class A2	102,464	2,827
Industria de Diseño Textil, SA1	5,042,796	186,939
Tesla Motors, Inc.[2]	856,800	174,813
Hermès International[1]	412,480	167,820
Suzuki Motor Corp.[1]	4,466,600	149,528
Samsonite International SA1	45,038,300	144,781
Mahindra & Mahindra Ltd.[1]	6,050,000	128,101
Volkswagen AG, non-voting preferred[1]	827,294	108,684
Volkswagen AG1	83,714	12,146
Wynn Resorts, Ltd.	1,221,100	118,960
Domino’s Pizza, Inc.	773,100	117,395
DENSO Corp.[1]	2,933,600	117,116
Las Vegas Sands Corp.	1,772,800	102,007
lululemon athletica inc.[2]	1,522,700	92,854
Wynn Macau, Ltd.[1]	54,361,100	90,830
MGM Resorts International[2]	3,210,400	83,567
Publicis Groupe SA1	1,013,719	76,661
Kering SA1	371,180	74,796
Christian Dior SE1	364,403	65,296
The Swatch Group AG1	1,170,917	65,032
Hyundai Motor Co.[1]	454,000	56,059
Hyundai Motor Co., Series 2[1]	90,000	8,638
Toyota Motor Corp.[1]	1,108,600	64,292
Electrolux AB, Series B1	2,431,359	60,928
Steinhoff International Holdings NV1	10,540,000	60,497
Tiffany & Co.	781,200	56,739
Whirlpool Corp.	342,500	55,540
Twenty-First Century Fox, Inc., Class A	2,265,200	54,863
YUM! Brands, Inc.	595,000	54,032
Delphi Automotive PLC	720,800	51,407
Hyundai Mobis Co., Ltd.[1]	193,828	48,528
Expedia, Inc.	400,000	46,688
Altice NV, Class A1,2	2,462,186	44,171
Time Warner Inc.	507,200	40,378
New Perspective Fund — Page 2 of 8

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Ryohin Keikaku Co., Ltd.[1]	191,100	$38,496
Newell Rubbermaid Inc.	629,300	33,139
		11,386,464
Health care 13.06%
Novo Nordisk A/S, Class B1	53,434,895	2,226,390
Regeneron Pharmaceuticals, Inc.[2]	2,485,350	999,160
Medtronic PLC	6,253,700	540,320
Bayer AG1	4,016,388	403,422
AstraZeneca PLC[1]	5,500,628	356,332
Incyte Corp.[2]	3,778,800	356,303
Vertex Pharmaceuticals Inc.[2]	3,955,500	344,959
Boston Scientific Corp.[2]	14,230,100	338,676
Novartis AG1	4,119,001	323,924
Intuitive Surgical, Inc.[2]	395,900	286,960
Merck & Co., Inc.	3,801,600	237,258
Cerner Corp.[2]	3,664,600	226,289
Eli Lilly and Co.	2,515,100	201,862
Lupin Ltd.[1]	7,886,674	176,192
Roche Holding AG, non-registered shares, non-voting[1]	651,481	161,395
Thermo Fisher Scientific Inc.	738,700	117,498
Danaher Corp.	1,446,500	113,391
UCB SA1	1,185,990	91,701
CSL Ltd.[1]	1,032,000	84,753
Bristol-Myers Squibb Co.	1,331,400	71,789
Fresenius SE & Co. KGaA[1]	813,112	64,858
Grifols, SA, Class B, preferred non-voting, non-registered shares[1]	3,791,766	60,740
Sun Pharmaceutical Industries Ltd.[1]	5,162,605	57,728
Agios Pharmaceuticals, Inc.[2]	951,400	50,253
Gilead Sciences, Inc.	580,700	45,945
St. Jude Medical, Inc.	229,311	18,290
Illumina, Inc.[2]	91,600	16,640
		7,973,028
Consumer staples 11.17%
British American Tobacco PLC[1]	13,367,942	854,912
Nestlé SA1	8,760,063	690,237
Pernod Ricard SA1	5,304,605	627,624
Associated British Foods PLC[1]	16,686,581	562,336
Coca-Cola Co.	10,595,700	448,410
Philip Morris International Inc.	4,060,500	394,762
Unilever NV, depository receipts[1]	7,415,709	342,090
Costco Wholesale Corp.	1,480,800	225,837
Walgreens Boots Alliance, Inc.	2,797,213	225,511
Seven & i Holdings Co., Ltd.[1]	4,532,800	214,219
L’Oréal SA, non-registered shares[1]	1,050,007	198,236
Mondelez International, Inc.	4,243,800	186,303
Shoprite Holdings Ltd.[1]	12,172,500	170,004
Kao Corp.[1]	2,911,000	163,965
Coca-Cola HBC AG (CDI)[1]	5,914,949	137,270
Mead Johnson Nutrition Co.	1,723,500	136,174
Shiseido Co., Ltd.[1]	4,503,700	119,099
Colgate-Palmolive Co.	1,599,400	118,580
Diageo PLC[1]	3,449,522	98,908
Carlsberg A/S1	1,013,953	96,871
New Perspective Fund — Page 3 of 8

Common stocks Consumer staples (continued)	Shares	Value (000)
Alimentation Couche-Tard Inc., Class B	1,969,700	$95,456
Coca-Cola Enterprises, Inc.	2,246,679	89,642
SABMiller PLC[1]	1,467,463	85,513
Japan Tobacco Inc.[1]	2,045,500	83,569
Reckitt Benckiser Group PLC[1]	866,900	81,695
PepsiCo, Inc.	748,100	81,371
Coty Inc., Class A	3,363,537	79,043
Danone SA1	895,935	66,454
Procter & Gamble Co.	527,264	47,322
Fomento Económico Mexicano, SAB de CV	4,950,000	45,633
Unilever PLC[1]	666,760	31,609
United Spirits Ltd.[1,2]	511,642	18,976
		6,817,631
Financials 9.17%
AIA Group Ltd.[1]	133,670,800	895,609
CME Group Inc., Class A	7,085,532	740,580
JPMorgan Chase & Co.	10,135,200	674,903
Chubb Ltd.	4,335,700	544,781
Prudential PLC[1]	19,294,088	342,441
Moody’s Corp.	2,989,700	323,725
ICICI Bank Ltd. (ADR)	28,628,800	213,857
ICICI Bank Ltd.[1]	18,585,000	70,789
Goldman Sachs Group, Inc.	1,667,664	268,944
ING Groep NV1	14,413,635	177,678
ORIX Corp.[1]	10,601,840	156,435
BNP Paribas SA1	2,956,897	152,031
Intercontinental Exchange, Inc.	536,400	144,485
BlackRock, Inc.	350,500	127,042
Sampo Oyj, Class A1	2,265,112	100,756
DNB ASA[1]	6,110,473	80,278
Henderson Group PLC[1]	25,150,833	75,630
Berkshire Hathaway Inc., Class A2	301	65,082
Bank of America Corp.	3,800,600	59,479
AXA SA1	2,763,874	58,805
Allianz SE1	393,950	58,475
Credit Suisse Group AG1	4,400,466	57,571
Morgan Stanley	1,270,500	40,732
Banco Santander, SA1	8,459,936	37,410
Banco Bilbao Vizcaya Argentaria, SA1	6,138,543	37,113
HSBC Holdings PLC (GBP denominated)[1]	4,633,849	34,791
Tokio Marine Holdings, Inc.[1]	595,800	22,832
UBS Group AG1	1,425,985	19,363
Metlife, Inc.	403,800	17,941
		5,599,558
Industrials 8.46%
Ryanair Holdings PLC (ADR)	5,248,261	393,777
KONE Oyj, Class B1	7,686,944	390,028
ASSA ABLOY AB, Class B1	18,264,100	370,848
General Electric Co.	10,266,400	304,091
Airbus Group SE, non-registered shares[1]	5,011,743	303,154
IDEX Corp.	3,023,500	282,909
Safran SA1	3,492,707	251,137
Boeing Co.	1,658,000	218,425
New Perspective Fund — Page 4 of 8

Common stocks Industrials (continued)	Shares	Value (000)
Geberit AG1	494,407	$216,377
Eaton Corp. PLC	3,047,000	200,218
Nielsen Holdings PLC	3,691,700	197,764
Edenred SA1	7,823,383	182,931
Komatsu Ltd.[1]	7,350,000	168,418
FANUC CORP.[1]	968,300	163,882
Mitsubishi Electric Corp.[1]	12,500,000	160,031
Honeywell International Inc.	1,324,700	154,447
Caterpillar Inc.	1,512,000	134,220
TransDigm Group Inc.[2]	441,050	127,516
Jardine Matheson Holdings Ltd.[1]	1,847,600	112,235
Hexcel Corp.	2,510,028	111,194
Canadian National Railway Co.	1,457,600	95,327
United Technologies Corp.	925,800	94,061
Aggreko PLC[1]	6,503,694	80,387
International Consolidated Airlines Group, SA (CDI)[1]	12,857,534	66,574
Rockwell Collins, Inc.	787,900	66,452
PageGroup PLC[1]	14,063,906	61,397
DP World Ltd.[1]	3,214,191	60,889
Kubota Corp.[1]	3,601,100	54,436
Cummins Inc.	356,500	45,686
Ingersoll-Rand PLC	600,800	40,818
Larsen & Toubro Ltd.[1]	1,683,543	36,373
General Dynamics Corp.	135,900	21,086
		5,167,088
Energy 4.95%
Schlumberger Ltd.	7,722,950	607,333
Enbridge Inc. (CAD denominated)	10,000,138	439,504
Canadian Natural Resources, Ltd.	11,658,800	372,705
EOG Resources, Inc.	2,840,516	274,706
Royal Dutch Shell PLC, Class B1	8,069,456	209,371
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	246,330	6,113
Reliance Industries Ltd.[1]	9,905,000	161,601
Oil Search Ltd.[1]	29,282,531	160,229
Halliburton Co.	3,507,100	157,399
Occidental Petroleum Corp.	1,810,300	132,007
Chevron Corp.	919,400	94,625
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	9,848,700	91,888
Noble Energy, Inc.	2,361,000	84,382
Baker Hughes Inc.	1,393,600	70,335
ConocoPhillips	1,200,000	52,164
Core Laboratories NV	399,500	44,876
Ensco PLC, Class A	3,655,425	31,071
Cenovus Energy Inc. (CAD denominated)	1,745,800	25,057
Cobalt International Energy, Inc.[2]	7,302,412	9,055
		3,024,421
Materials 4.10%
Praxair, Inc.	3,703,100	447,446
Vale SA, Class A, preferred nominative (ADR)	62,939,800	296,446
E.I. du Pont de Nemours and Co.	3,848,600	257,741
Asahi Kasei Corp.[1]	30,627,973	244,045
LafargeHolcim Ltd.[1]	4,233,127	228,502
Koninklijke DSM NV1	2,800,000	189,109
New Perspective Fund — Page 5 of 8

Common stocks Materials (continued)	Shares	Value (000)
FMC Corp.	2,584,811	$124,950
Sherwin-Williams Co.	415,000	114,814
Chr. Hansen Holding A/S1	1,919,776	114,118
LG Chem, Ltd.[1]	376,000	82,464
Dow Chemical Co.	1,556,100	80,653
Monsanto Co.	705,800	72,133
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	7,737,508	61,436
Newcrest Mining Ltd.[1]	3,243,629	53,886
Linde AG1	295,462	50,212
Potash Corp. of Saskatchewan Inc.	2,166,700	35,360
First Quantum Minerals Ltd.	3,218,400	26,641
Rio Tinto PLC[1]	756,714	25,180
		2,505,136
Telecommunication services 1.35%
SoftBank Group Corp.[1]	5,146,134	333,376
Vodafone Group PLC[1]	65,265,270	187,140
América Móvil, SAB de CV, Series L (ADR)	11,703,300	133,886
Singapore Telecommunications Ltd.[1]	35,475,200	104,022
MTN Group Ltd.[1]	7,953,498	68,216
		826,640
Utilities 0.79%
Sempra Energy	1,749,600	187,540
AES Corp.	12,617,300	162,132
Cheung Kong Infrastructure Holdings Ltd.[1]	15,405,000	133,441
		483,113
Real estate 0.29%
American Tower Corp. REIT	899,800	101,975
Weyerhaeuser Co. REIT[2]	2,235,700	71,408
		173,383
Miscellaneous 0.49%
Other common stocks in initial period of acquisition		299,017
Total common stocks (cost: $36,833,020,000)		56,828,901
Convertible bonds 0.13% Energy 0.13%	Principal amount (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$2,964	1,523
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	50,413	19,661
Weatherford International PLC 5.875% 2021	51,698	58,128
Total convertible bonds (cost: $80,733,000)		79,312
Bonds, notes & other debt instruments 0.07% U.S. Treasury bonds & notes 0.07% U.S. Treasury 0.07%
U.S. Treasury 0.875% 2017[3]	42,800	42,891
Total bonds, notes & other debt instruments (cost: $42,840,000)		42,891
New Perspective Fund — Page 6 of 8

Short-term securities 6.66%	Principal amount (000)	Value (000)
ANZ New Zealand (International) Ltd. 1.14% due 3/28/2017[4]	$20,000	$19,885
Apple Inc. 0.45% due 10/25/2016[4]	80,300	80,278
Bank of Montreal 0.66%–0.69% due 10/3/2016–10/5/2016	100,000	100,003
Bank of Nova Scotia 0.60%–1.03% due 10/24/2016–1/17/2017[4]	285,100	284,644
BMW U.S. Capital LLC 0.58% due 12/16/2016[4]	40,000	39,947
Citibank, N.A. 0.70% due 10/13/2016	100,000	100,012
Coca-Cola Co. 0.51% due 12/14/2016[4]	45,800	45,747
ExxonMobil Corp. 0.54% due 12/19/2016	50,000	49,943
Fannie Mae 0.48%–0.60% due 1/3/2017–2/14/2017	86,200	86,109
Federal Farm Credit Banks 0.51% due 12/27/2016	25,000	24,979
Federal Home Loan Bank 0.28%–0.55% due 10/4/2016–4/28/2017	848,480	847,627
Freddie Mac 0.58% due 12/13/2016	50,000	49,971
GlaxoSmithKline Finance PLC 0.63% due 12/12/2016[4]	40,000	39,951
Gotham Funding Corp. 1.01% due 12/19/2016[4]	50,000	49,904
JPMorgan Chase & Co. 1.03% due 3/13/2017	50,000	50,003
Kells Funding, LLC 0.80%–0.93% due 11/16/2016–12/9/2016[4]	190,000	189,751
KfW 0.48% due 10/13/2016[4]	48,600	48,594
Mizuho Bank, Ltd. 0.63%–0.80% due 10/3/2016–12/1/2016[4]	168,400	168,333
Nestlé Capital Corp. 0.71% due 1/12/2017[4]	50,000	49,923
Nordea Bank AB 0.88%–0.91% due 12/27/2016–1/12/2017[4]	110,000	109,780
Old Line Funding, LLC 0.70%–1.06% due 11/1/2016–1/23/2017[4]	100,000	99,821
Paccar Financial Corp. 0.62% due 12/15/2016	25,100	25,067
Sumitomo Mitsui Banking Corp. 0.72%–0.77% due 10/18/2016–11/7/2016[4]	96,950	96,906
Svenska Handelsbanken Inc. 0.65%–0.86% due 10/17/2016–12/12/2016[4]	276,300	276,094
Toronto-Dominion Holdings USA Inc. 0.62%–1.15% due 10/19/2016–4/13/2017[4]	142,100	142,064
Total Capital Canada Ltd. 0.62% due 10/21/2016[4]	37,200	37,191
Toyota Motor Credit Corp. 0.70% due 10/11/2016	24,100	24,098
U.S. Treasury Bills 0.31%–0.47% due 11/25/2016–3/9/2017	616,500	615,897
Victory Receivables Corp. 0.70%–0.80% due 10/17/2016–12/2/2016[4]	73,800	73,748
Wells Fargo Bank, N.A. 0.86% due 11/7/2016	42,600	42,602
Westpac Banking Corp. 0.90%–0.92% due 12/19/2016–1/9/2017[4]	196,900	196,481
Total short-term securities (cost: $4,064,574,000)		4,065,353
Total investment securities 99.93% (cost: $41,021,167,000)		61,016,457
Other assets less liabilities 0.07%		44,880
Net assets 100.00%		$61,061,337
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $407,091,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Japanese yen	10/7/2016	Bank of New York Mellon	$60,482	¥6,050,000	$804
Japanese yen	10/19/2016	HSBC Bank	$37,942	¥3,850,000	(55)
Japanese yen	10/24/2016	Citibank	$21,009	¥2,100,000	279
New Perspective Fund — Page 7 of 8

	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Japanese yen	10/24/2016	Bank of America, N.A.	$1,766	¥175,930	$29
Japanese yen	11/18/2016	Bank of America, N.A.	$36,922	¥3,754,000	(174)
Japanese yen	12/14/2016	Bank of America, N.A.	$208,717	¥21,300,000	(2,046)
					$(1,163)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $24,381,812,000, which represented 39.93% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,371,000, which represented less than .01% of the net assets of the fund.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $1,999,058,000, which represented 3.27% of the net assets of the fund.

Key to abbreviation(s)/ and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GBP = British pounds
¥ = Japanese yen
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-007-1116O-S54071	New Perspective Fund — Page 8 of 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

New Perspective Fund:

We have audited the accompanying statement of assets and liabilities of New Perspective Fund (the “Fund”), including the summary schedule of investments, as of September 30, 2016, and the related statement of operations, the statement of changes in net assets (collectively, the “financial statements”), and the financial highlights for the year then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits. The statement of changes in net assets of the Fund for the year ended September 30, 2015, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated November 9, 2015, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of New Perspective Fund as of September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 9, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: November 30, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2016